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                                                                     EXHIBIT 25
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM T-1
                           -------------------------
                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
              UNDER THE TRUST INDENTURE ACT FOR 1939, AS AMENDED,
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(B)(2)

                           -------------------------

                           FIRST UNION NATIONAL BANK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

        230 SOUTH TRYON STREET,
               9TH FL.                    28288-1179                     22-1147033
            CHARLOTTE, NC
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)   (ZIP CODE)            (I.R.S. EMPLOYER IDENTIFICATION NO.)

                        SARAH A. MCMAHON, (804) 343-6057
                 800 EAST MAIN STREET, RICHMOND, VIRGINIA 23219

                           -------------------------

                                METROCALL, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   54-1215634
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                             6677 RICHMOND HIGHWAY
                                 ALEXANDRIA, VA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     22306
                                   (ZIP CODE)

                     11% SENIOR SUBORDINATED NOTES DUE 2008
                      (TITLE OF THE INDENTURE SECURITIES)

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 1.  GENERAL INFORMATION.

      (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

        The Comptroller of the Currency, Washington, D.C.
        Federal Reserve Bank of Richmond, Richmond, Virginia.
        Federal Deposit Insurance Corporation, Washington, D.C.
        Securities and Exchange Commission, Division of Market Regulation,
          Washington, D.C.

      (b) The Trustee is authorized to exercise corporate trust powers.

 2.  AFFILIATIONS WITH OBLIGOR.

      The obligor is not an affiliate of the Trustee.

 3.  VOTING SECURITIES OF THE TRUSTEE.

      Not applicable

      (See answer to Item 13)

 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

      Not applicable

      (See answer to Item 13)

 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

      Not applicable

      (See answer to Item 13)

 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

      Not applicable

      (See answer to Item 13)

 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS.

      Not applicable

      (See answer to Item 13)

 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

      Not applicable

      (See answer to Item 13)

 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

      Not applicable

      (See answer to Item 13)
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10.  OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN
     AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

      Not applicable

      (See answer to Item 13)

11. OWNERSHIP OF HOLDERS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

      Not applicable

      (See answer to Item 13)

12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

      Not applicable

      (See answer to Item 13)

13.  DEFAULTS BY THE OBLIGOR.

      A. None

      B. None

14.  AFFILIATIONS WITH THE UNDERWRITERS.

      Not applicable

      (See answer to Item 13)

15.  FOREIGN TRUSTEE.

      Trustee is a national banking association organized under the laws of the United States.

16.  LIST OF EXHIBITS.

(1) Articles of Incorporation. (Previously filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 on March 20, 1998 and incorporated by reference).

(2) Certificate of Authority of the Trustee to conduct business. (Previously filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 on March 20, 1998 and incorporated by reference).

(3) Certificate of Authority of the Trustee to exercise corporate trust powers. (Previously filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 on March 20, 1998 and incorporated by reference).

(4) By-Laws. (Previously filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 on March 20, 1998 and incorporated by reference).

(5) Inapplicable.

(6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 4 of this Form T-1 Statement.

(7) Report of Condition of Trustee. (Previously filed as Exhibit to Form T-1 in connection with Registration Statement Number 333-72899 on February 24, 1999 and incorporated by reference).
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(8) Inapplicable.

(9) Inapplicable.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond, and Commonwealth of Virginia on the 25th day of March, 1999.

                                          FIRST UNION NATIONAL BANK
                                          (Trustee)

                                          BY:      /s/ SARAH A. MCMAHON
                                             -----------------------------------
                                              Sarah A. McMahon, Vice President

                                                                 EXHIBIT T-1 (6)

                              CONSENTS OF TRUSTEE

Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Metrocall, Inc., 11% Senior Subordinated Notes due 2008, First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

                                          FIRST UNION NATIONAL BANK

                                          BY:       /s/ JOHN M. TURNER
                                             -----------------------------------
                                               John M. Turner, Vice President

Dated: March 25, 1999

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